UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024

VINE HILL CAPITAL INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42267	98-1794687
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 E Broward Blvd, Suite 1710 Fort Lauderdale, FL	33394
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 848-2859

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VCICU	Nasdaq Global Market
Class A ordinary shares included as part of the units	VCIC	Nasdaq Global Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VCICW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2024, the Registration Statement on Form S-1 (File No. 333-280880) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Vine Hill Capital Investment Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On September 9, 2024, the Company consummated the IPO of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000 (before underwriting discounts and commissions and offering expenses). Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated September 5, 2024, between the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in Schedule A thereto, which contains customary representations and warranties by the Company, conditions to closing and indemnification obligations of the Company and the underwriters;

●	a Private Placement Warrants Purchase Agreement, dated September 5, 2024, between the Company and Vine Hill Capital Sponsor I LLC (the “Sponsor”), pursuant to which the Sponsor purchased 5,500,000 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Private Placement Warrants” and together with the Public Warrants, the “Warrants”);

●	a Warrant Agreement, dated September 5, 2024, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants, certain adjustment features of the terms of exercise, provisions relating to redemption and cashless exercise of the Warrants; provision for amendments to the Warrant Agreement, and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated September 5, 2024, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee, the procedures for withdrawal and direction of funds from the trust account, and indemnification of the trustee by the Company under the agreement;

●	a Registration Rights Agreement, dated September 5, 2024, among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto, which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the Company securities they hold;

●	a Letter Agreement, dated September 5, 2024, among the Company, the Sponsor and each of the directors and officers of the Company, pursuant to which the Sponsor and each of the directors and officers of the Company have agreed to vote any Class A Ordinary Shares held by him or it in favor of the Company’s initial business combination, to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 21 months or such longer period as is approved by the Company’s shareholders, to certain transfer restrictions with respect to the Company’s securities, and, as to the Sponsor, certain indemnification obligations;

●	an Administrative Support Agreement, dated September 5, 2024, between the Company and Vine Hill Capital Partners LLC, pursuant to which Vine Hill Capital Partners has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation; and

●	Indemnification Agreements, each dated September 5, 2024, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company, a form of which is filed with this Form 8-K hereto as Exhibit 10.6.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 10.1, 4.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 5,500,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $5,500,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are identical to the Public Warrants, except that they (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company's initial business combination (including the Class A ordinary shares issuable upon exercise of these warrants) and (ii) are entitled to registration rights.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 5, 2024, in connection with the IPO, John Adams, Gregory Ethridge, Dean Seavers and Daniel Zlotnitsky (the “New Directors” and, collectively with Nicholas Petruska, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective September 5, 2024, each of Dean Seavers, Gregory Ethridge and John Adams was also appointed to the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, with Gregory Ethridge serving as chair of the Audit Committee, John Adams serving as chair of the Compensation Committee, and Dean Seavers serving as chair of the Nominating and Corporate Governance Committee.

The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 5, 2024, the Company’s Amended and Restated Memorandum and Articles of Association became effective. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and the full text of such exhibit is incorporated by reference herein.

Item 8.01 Other Events.

A total of $201,000,000 of the net proceeds from the IPO and the Private Placement (which includes the underwriters’ deferred discount of up to $7,000,000) was placed in a trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay the Company’s taxes as described in the Registration Statement, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to provide for the redemption of the Company’s public shares in connection with an initial business combination or to redeem 100% of the Company’s public shares if the Company has not consummated an initial business combination within 21 months or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if the Company is unable to complete an initial business combination within 21 months, subject to applicable law.

On September 5, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated September 5, 2024, between the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated September 5, 2024, between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrants Purchase Agreement, dated September 5, 2024, between the Company and Vine Hill Capital Sponsor I LLC

10.2	Investment Management Trust Account Agreement, dated September 5, 2024, between Continental Stock Transfer & Trust Company and the Company

10.3	Registration Rights Agreement, dated September 5, 2024, among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto

10.4	Letter Agreement, dated September 5, 2024, among the Company, the Sponsor, and each of the initial shareholders, directors and officers of the Company

10.5	Administrative Support Agreement, dated September 5, 2024, by and between the Company and Vine Hill Capital Partners LLC

10.6	Form of Indemnification Agreement, dated September 5, 2024, between the Company and each of the officers and directors of the Company

99.1	Press Release, dated September 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2024

VINE HILL CAPITAL INVESTMENT CORP.

By:	/s/ Nicholas Petruska
Name:	Nicholas Petruska
Title:	Chief Executive Officer

4